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                                                                    EXHIBIT 23.4

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 14, 1996 included in Simon Property Group, Inc.'s Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.

                                      /s/ ARTHUR ANDERSEN LLP

                                      ------------------------------------------
                                      ARTHUR ANDERSEN LLP

Indianapolis, Indiana,
June 25, 1996.